UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

Commission file number 1-10667

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	75-2291093
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

AmeriCredit Corp. is filing this Current Report on Form 8-K to reflect an accounting change described below with respect to the financial information contained in our Annual Report on Form 10-K for the year ended June 30, 2009 (the “2009 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on August 28, 2009. This Form 8-K will permit us to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the 2009 Form 10-K.

Effective July 1, 2009, we adopted Financial Accounting Standards Board (“FASB”) Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”) (Accounting Standards Codification “ASC” 470 20 65-1). FSP APB 14-1 (ASC 470 20 65-1) requires the issuer of convertible debt instruments with cash settlement features to account for the debt component separately from the equity component (or conversion option) in a manner that reflects the the entity’s borrowing rate at the time of issuance for similar unsecured senior debt without an equity conversion feature. FSP APB 14-1 (ASC 470 20 65-1) applies to our 0.75% Convertible Senior Notes issued in September 2006 and due in 2011 and our 2.125% Convertible Senior Notes issued in September 2006 and due in 2013. FSP APB 14-1 (ASC 470 20 65-1) requires retrospective application and early adoption was not permitted. The retrospective adoption of FSP APB 14-1 (ASC 470 20 65-1) affects our financial information for the years ended June 30, 2007, 2008 and 2009, as reflected in Exhibit 99.1 to this Current Report.

The following Items of the 2009 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncement described above (Items are noted “Revised” in Exhibit 99.1 to this Current Report);

•	Part II, Item 6 – Selected Financial Data

•	Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 – Financial Statements and Supplementary Data

•	Part IV, Item 15 Exhibit 12.1 – Computation of Ratio of Earnings to Fixed Charges

No Items of the 2009 Form 10-K other than those identified above are being revised by this filing. Information in the 2009 Form 10-K is generally stated as of June 30, 2009 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 (the “September 2009 Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and the September 2009 Form 10-Q and other filings. The September 2009 Form 10-Q and other filings subsequent to August 28, 2009, contain information regarding events, developments and updates to certain expectations that have occurred since the filing of the 2009 Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Revised Part II, Item 6 – Selected Financial Data; Revised Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II, Item 8 – Financial Statements and Supplementary Data; Revised Part IV, Item 15 – Exhibit 12.1 Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: November 16, 2009	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Revised Part II, Item 6 – Selected Financial Data; Revised Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II, Item 8 – Financial Statements and Supplementary Data; Revised Part IV, Item 15 – Exhibit 12.1 Computation of Ratio of Earnings to Fixed Charges

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